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                                 EXHIBIT 10.4(G)

                    MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                           OF RENTS AND FIXTURE FILING
                                 (Massachusetts)

               FOR PURPOSES OF THE SECURITY AGREEMENT CONTAINED
                IN THIS INSTRUMENT THE "SECURED PARTY" AND THE
           "DEBTOR" AND THEIR RESPECTIVE ADDRESSES ARE AS FOLLOWS:

SECURED PARTY:    BANK ONE, ARIZONA, NA, a national banking association
                  POST OFFICE BOX 71
                  PHOENIX, ARIZONA 85001
                  ATTENTION: COMMERCIAL BANKING A593

DEBTOR:           BOWMAR/ALI, INC., a Massachusetts corporation
                  5080 NORTH 40TH STREET, SUITE 475
                  PHOENIX, ARIZONA 85018
                  ATTENTION:  JOSEPH G. WARREN, JR.

      THIS INSTRUMENT WHEN RECORDED SHALL CONSTITUTE A "FIXTURE FILING" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. THE ADDRESS OF THE SECURED PARTY SHOWN ABOVE IS THE ADDRESS AT WHICH INFORMATION CONCERNING THE SECURED PARTY'S SECURITY INTEREST MAY BE OBTAINED.

      BOWMAR/ALI, INC., a Massachusetts corporation (the "Mortgagor"), MORTGAGES, WARRANTS AND GRANTS WITH MORTGAGE COVENANTS to BANK ONE, ARIZONA, NA, a national banking association with its principal office in Phoenix, Arizona (the "Bank") and the Mortgagor GRANTS A SECURITY INTEREST to the Bank in the following property, to-wit:

      all that real estate located in Middlesex County, Massachusetts, described in Schedule "A" which is attached to this Mortgage, Security Agreement, Assignment of Rents and Fixture Filing (this "Mortgage") and incorporated herein by this reference (the "Real Estate"); and

      any items of furniture, machinery, equipment or other tangible personal property owned by Mortgagor which are now or hereafter become attached to the Real Estate or any improvement thereon so as to constitute a fixture, whether now owned or hereinafter acquired by Mortgagor (the "Personal Property").

      TOGETHER WITH all present and future improvements, rights, privileges, interests, easements, hereditaments, and appurtenances thereunto belonging or in any manner pertaining thereto, and the proceeds therefrom (all of such Real Estate, Personal Property and other rights being hereafter referred to as the "Mortgaged Premises").


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      This Mortgage is given to secure all of the Obligations of Bowmar
Instrument Corporation, an Indiana corporation ("Borrower") to the Bank. The term "Obligations" as used in this Mortgage means all obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to all Obligations of the Borrower in favor of the Bank arising under a Loan Agreement between the Borrower and the Bank dated the date of this Mortgage (the "Loan Agreement"), which Obligations include the obligation of the Borrower to repay all advances made by the Bank to the Borrower under a revolving line of credit in the principal amount of $4,000,000.00, to repay a term loan in the principal amount of $4,200,000.00, and to repay all advances made by the Bank to Borrower under a non-revolving acquisition line of credit in the principal sum of $1,000,000.00. The final maturity date of the revolving line of credit is July 31, 1997, the final maturity date of the term loan is July 31, 2000, and the final maturity date of the non-revolving acquisition line of credit is July 31, 2001. All of the Obligations, including those arising under the Loan Agreement, are secured as they now exist and as they may be increased or otherwise changed by any amendment to any instrument or agreement which now or hereafter evidences, secures or expresses terms applicable to any of the Obligations, including amendments to the Loan Agreement and any "Security Documents" as that term is defined in the Loan Agreement.

      As additional security for the Obligations, the Mortgagor assigns to the Bank the rents, issues and profits of the Mortgaged Premises, including any rents and all other amounts (collectively "Lease Payments") which are due or shall become due to the Mortgagor under the terms of any present or future lease (a "Lease"), oral or written, of all or any portion of the Mortgaged Premises (all such rents, issues, profits and Lease Payments are hereafter collectively referred to as the "Rents"). This Assignment of Rents is an absolute assignment, and is intended to vest in the Bank the right to collect all Rents subject only to the conditional license to collect Rents granted by the Bank to the Mortgagor under the terms of numbered Paragraph 7 of this Mortgage.

      The Mortgagor further covenants and agrees as follows:

      1. This Mortgage shall secure payment and performance of the Obligations, with reasonable attorneys' fees and costs of collection, without relief from valuation and appraisement laws.

      2. The Mortgagor shall keep the Mortgaged Premises in good repair and shall not commit or permit waste thereon or do or permit to be done anything that may impair the value of the Mortgaged Premises. The Mortgagor shall promptly restore any part of the Mortgaged Premises which may be damaged or destroyed, in a good and workmanlike manner and in conformity with the Americans With Disabilities Act of 1990 and corresponding rules and regulations (the "ADA") and with plans and specifications approved by Bank. The Mortgagor shall pay when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof.

      3. The Mortgagor shall comply with all statutes, ordinances, rules, regulations, orders, and directions of any legislative, executive, administrative, or judicial body or official applicable to the Mortgaged

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Premises, or any part thereof, or to the Mortgagor, or to the operation of any business of Mortgagor which directly affects the Mortgaged Premises; provided, however, that the Mortgagor may contest any of the matters referred to in this paragraph as provided in the Loan Agreement or otherwise in any reasonable manner which in the judgment of the Bank will not adversely affect the rights of the Bank, its successors or assigns.

      4. The Mortgagor will procure and maintain in effect at all times insurance written by insurance companies acceptable to the Bank which insures against loss or destruction of the Mortgaged Premises by fire, wind storm, lightning, vandalism and malicious mischief and such other perils as are generally covered by "extended coverage" insurance for the full replacement value of the Mortgaged Premises. All policies providing such insurance shall provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Mortgagor shall also procure business interruption insurance in such amounts as the Bank may reasonably require. The Mortgagor authorizes the Bank to endorse on Mortgagor's behalf and to negotiate drafts representing proceeds of such insurance, provided that the Bank shall remit to the Mortgagor such surplus, if any, as remains after the proceeds have been applied at the Bank's option: (a) to the satisfaction of the Obligations, whether or not then due and payable, or to the establishment of a cash collateral account securing the Obligations, or (b) to the restoration of the Mortgaged Premises. Certificates evidencing the existence of all of the insurance required under the terms of this Mortgage shall be furnished to the Bank and the original policies providing such insurance shall be delivered to the Bank at the Bank's request. If the insurance proceeds are to be used for the restoration and repair of the Mortgaged Premises, they shall be held by Bank in an interest bearing account selected by Bank in its sole and absolute discretion (the "Restoration Account"). Mortgagor, at its expense, shall promptly prepare and submit to Bank all plans and specifications necessary for the restoration and repair of the damaged Mortgaged Premises, together with evidence acceptable to Bank setting forth the total expenditure needed for the restoration and repair based upon a fixed price contract with a reputable builder and covered by performance and labor and material payment bonds. The plans and specifications and all other aspects of the proposed restoration and repair shall be subject to Bank's approval. In the event the insurance proceeds held in the Restoration Account are insufficient to complete the restoration and repair, Mortgagor shall deposit in the Restoration Account an amount equal to the difference between the amount then held in the Restoration Account and the total contract price for the restoration and repair. Mortgagor may commence restoration and repair of the damaged Mortgaged Premises only when authorized in writing by Bank to do so and thereafter shall proceed diligently with the restoration and repair until completed. Disbursements shall be made from the Restoration Account for the restoration and repair in accordance with a disbursement schedule, and subject to other terms and conditions, acceptable to Bank. Disbursements from the Restoration Account shall be charged first against funds deposited by Mortgagor and, after such funds are exhausted, against the insurance proceeds deposited therein. In the event the amounts held in the Restoration Account exceed the cost of the restoration and repair of the damaged Mortgaged Premises, the excess funds shall be disbursed to Mortgagor to the extent of any amounts deposited therein by Mortgagor. Any funds remaining after such disbursement, at Bank's option, may be applied by Bank to the payment of the Obligation, whether or not

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then due, or may be disbursed to Mortgagor. All funds held in the Restoration
Account are hereby assigned to Bank as further security for the Obligation. Bank, at any time, may apply all or any part of the funds held in the Restoration Account to the curing of any Default.

      5. Upon demand and failure of the Mortgagor so to do, the Bank may, in its discretion upon thirty (30) days notice to Mortgagor (unless Bank determines an emergency exists in which case no notice shall be required), advance and pay all sums necessary to protect and preserve the Mortgaged Premises, and all sums so advanced and paid by the Bank shall become a part of the indebtedness secured hereby, shall bear interest from date of payment at a rate equal to the Prime Rate plus five and one half percent (5.5%) per annum, and shall be payable to the Bank upon demand. Such sums shall include, but not by way of limitation: (a) taxes, assessments and other charges which may be or become senior to this Mortgage as liens on the Mortgaged Premises, or any part thereof; (b) the cost of any title insurance, surveys, or other evidence which in the discretion of the Bank may be required in order to evidence, insure or preserve the lien of this Mortgage; (c) all costs, expenses, and reasonable attorneys' fees incurred by the Bank in respect of any and all legal and equitable actions which relate to this Mortgage or to the Mortgaged Premises, and (d) the cost of any repairs respecting the Mortgaged Premises which are reasonably deemed necessary by the Bank. As used in this Mortgage, the term "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate; provided that it is understood the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans. The Bank shall be subrogated to the rights of the holder of each lien or claim paid with moneys secured hereby. Upon written request by Bank, Mortgagor shall appear in and prosecute or defend any action or proceeding that may affect the lien or the priority of the lien of this Mortgage or the rights of Bank hereunder and shall pay all costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding. Bank may appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Mortgage or the rights of Bank.

      6. If all or any part of the Mortgaged Premises is damaged, taken, or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or by the alteration of the grade of any street affecting the Mortgaged Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Obligations, is hereby assigned to the Bank, which is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor, and all such sums shall be paid forthwith directly to the Bank. Any award or payment so received by the Bank may, at the option of the Bank: (a) be applied to the satisfaction of the Obligations, whether or not then due and payable, or to the establishment of a cash collateral account for the Obligations, or (b) be released, in whole or in part, to the Mortgagor for the purpose of altering, restoring, or rebuilding any part of the Mortgaged Premises which may have been altered, damaged or destroyed as a result of such taking, alteration, or proceeding.

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      7. At any time a Default (as hereafter defined) has occurred and is continuing, the Bank may enter upon and take possession of the Real Estate or any part thereof, and at any such time, or if the Bank in the reasonable exercise of its discretion determines that payment or performance of any of the Obligations is insecure, the Bank may demand, sue for, receive and give receipts, releases and satisfactions for all Rents. At any time that the Bank has not exercised its right to take possession of the Real Estate and there is not in effect any demand by the Bank for the direct payment of Lease Payments to the Bank given pursuant to the immediately preceding sentence, the Mortgagor may collect Lease Payments provided that no Rents shall be collected by the Mortgagor more than thirty (30) days in advance of the period of occupancy to which they relate. Lease Payments collected by the Mortgagor pursuant to the license granted in the immediately preceding sentence shall be held by the Mortgagor as trustee for the benefit of the Bank and shall be applied to the satisfaction of Obligations to the extent that any are then due and payable. Any balance remaining after satisfaction of all Obligations which are then due and payable may be used by the Mortgagor for any proper purpose. Any demand by the Bank upon any tenant of the Mortgaged Premises accompanied by a copy of this Mortgage shall be sufficient authority for such tenant thereafter to make all Lease Payments directly to the Bank and any such tenant shall have no obligation or authority to inquire into the propriety of any such demand. Upon making Lease Payments to the Bank pursuant to the Bank's demand, any tenant of the Mortgaged Premises shall be as fully discharged of its obligations under any Lease to the extent of such payments as if such payments had been made directly to the Mortgagor. If at any time Lease Payments are required to be made directly to the Bank under the terms of this paragraph and notwithstanding such requirement such payments are made to the Mortgagor, the Mortgagor will receive such payments in trust for the Bank and will forward them immediately to the Bank in the form in which received, adding only such endorsements or assignments as may be necessary to perfect the Bank's title thereto. Any amounts collected by the Bank pursuant to the assignment of rents contained in this Mortgage shall be applied by the Bank to the payment of such of the Obligations as are then due and payable as the Bank in its sole discretion shall determine. If no Obligations are then due and payable, such amounts may be held by the Bank as cash collateral for the Obligations, without liability for interest thereon, provided that the Bank will, at the direction of the Mortgagor, invest such amounts for the account and at the risk of the Mortgagor in U.S. Treasury Bills with less than 60 days remaining to maturity or in similar essentially risk-free, cash equivalent investments as the Mortgagor may reasonably direct and any earnings derived from such investments will become a part of the cash collateral account. Any portion or all of the cash collateral account which is not applied to Obligations pursuant to the terms of this paragraph may at the discretion of the Bank be released to the Mortgagor. The authority given to collect Rents conferred upon the Bank under the terms of this Mortgage is irrevocable.

      8. The Mortgagor grants to the Bank as secured party a security interest in the Personal Property in accordance with the provisions of the Uniform Commercial Code as enacted in Massachusetts. The Mortgagor authorizes the Bank at the expense of the Mortgagor to execute on its behalf and file any other financing statements deemed necessary by the Bank to perfect its security interest in the Personal Property and to file such financing statements in those public offices deemed necessary by the Bank. Such financing statements may be

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signed by the Bank alone. In addition, the Mortgagor shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Mortgage.

      9. If, after the execution of this Mortgage, applicable law requires the taxation of this Mortgage, the Mortgagor, upon demand by the Bank, shall pay such taxes or reimburse the Bank therefor unless it is unlawful to require the Mortgagor to do so. Notwithstanding the foregoing, the Mortgagor shall not be obligated to pay any portion of any of the Bank's federal or state income taxes.

      10. As used in this paragraph, the following terms have the meanings indicated:

            (a) Clean-up. "Clean-up" means the removal or remediation of Contamination or other response to Contamination in compliance with all Environmental Laws and to the satisfaction of all applicable governmental agencies, and in compliance with good commercial practice.

            (b) Contamination. "Contamination" means the Release of any Hazardous Substance on, in or under the Real Estate or the presence of any Hazardous Substance on, in or under the Real Estate as the result of a Release, or the emanation of any Hazardous Substance from the Real Estate.

            (c) Environmental Laws. "Environmental Laws" means all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements with the force of law, including but not limited to consent decrees and judicial or administrative orders, relating to the environment, including but not limited to those applicable to the use, storage, treatment, disposal or Release of any Hazardous Substances, all as amended or modified from time to time including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the Clean Water Act, as amended; the Clean Air Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Hazardous Materials Transportation Act, as amended, and any and all environmental statutes of the State of Massachusetts statutes and all regulations promulgated under or pursuant to such federal and Massachusetts statutes.

            (d) Hazardous Substance. "Hazardous Substance" means any hazardous waste or hazardous substance, or any pollutant or contaminant or toxic substance or other chemicals or substances including, without limitation, asbestos, petroleum, polychlorinated biphenyls, and any other substance regulated by any Environmental Laws.

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            (e) Release. "Release" means the spilling, leaking, disposing, discharging, dumping, pouring, emitting, depositing, injecting leaching, escaping or other release or threatened release, whether intentional or unintentional, of any Hazardous Substance.

            (f) Regulatory Actions. "Regulatory Actions" means any claim, demand, action or proceeding brought or instigated by any governmental authority in connection with any Environmental Law including, without limitation, any civil, criminal or administrative proceeding whether or not seeking costs, damages, penalties or expenses.

            (g) Third-party Claims. "Third-party Claims" means any claim, action, demand or proceeding, other than a Regulatory Action, based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Contamination, whether or not seeking costs, damages, penalties, or expenses, and including any action for contribution to Clean-up costs.

The Mortgagor shall indemnify, defend and hold harmless the Bank and its affiliates, shareholders, directors, officers, employees and agents (all being included in the word "Bank" for purposes of this paragraph) from any and all claims, causes of action, damages, demands, fines, liabilities, losses, penalties, judgments, settlements, expenses and costs, however defined, and of whatever nature, known or unknown, absolute or contingent, including, but not limited to, attorneys' fees, consultant's fees, fees of environmental or other engineers, and related expenses including, without limitation, expenses related to site inspections and soil and water analyses, which may be asserted against, imposed on, suffered or incurred by the Bank arising out of or in any way related to (a) any actual, alleged or threatened Release of any Hazardous Substance on, in or under the Real Estate, (b) any related injury to human health or safety (including wrongful death) or any actual or alleged injury to the environment by reason of the condition of, or past or present activities on the Real Estate, (c) any actual or alleged violation of Environmental Law related to the Real Estate, (d) any lawsuit or administrative proceeding brought or threatened by any person, including any governmental entity or agency, federal, state or local, including any governmental order relating to or occasioned by any actual or alleged Contamination or threat of Contamination,
(e) any lien imposed upon the Real Estate in favor of any governmental entity as a result of any Contamination or threat of Contamination, and (f) all costs and expenses of any Clean-up. The Mortgagor represents and covenants that the Mortgagor's storage, generation, transportation, handling or use, if any, of Hazardous Substances on or from the Real Estate is currently, and will remain at all times, in compliance with all applicable Environmental Laws. If any Clean-up is required with respect to the Real Estate, the Mortgagor shall expeditiously complete such Clean-up at the Mortgagor's expense and without the necessity of demand by the Bank. If the Mortgagor should fail to initiate and diligently pursue any Clean-up or should otherwise fail to perform any obligation under the terms of this paragraph, the Bank may, at its sole discretion and without any obligation to complete any Clean-up which it may cause to be commenced, cause the Clean-up or partial Clean-up of the Real Estate and pay on behalf of the Mortgagor any costs, fines or penalties imposed on the Mortgagor pursuant to any Environmental Laws or make

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any other payment or perform any other action which will prevent a lien in favor of any federal, state or local government authority or any other person from attaching to the Real Property pursuant to the provisions of any Environmental Law, and all costs and expenses of the Bank incurred in pursuing any of the remedies provided in this paragraph shall be added to the obligations secured by this Mortgage, which costs and expenses shall become due and payable without notice as incurred by the Bank, together with interest thereon at the Prime Rate plus five and one half percent (5.5%) per annum until paid.

      11. Without obtaining the prior written consent of Bank, Mortgagor shall not sell, transfer, convey, assign or otherwise dispose of, or further encumber, all or any part of the Mortgaged Premises or any interest therein, voluntarily or involuntarily, by operation of law or otherwise. If Mortgagor is a corporation, limited liability company, partnership, joint venture or trust, any material change in the ownership or management of, or interest in, Mortgagor, or any pledge or encumbrance of any interest in Mortgagor, shall be deemed to be a transfer of the Mortgaged Premises. Upon the occurrence of any such transaction with Bank's consent, or without Bank's consent if Bank elects not to exercise its rights and remedies for an Event of Default, Bank (i) may increase the interest rate on all or any part of the Obligations to its then current market rate for similar indebtedness; (ii) may charge a loan fee and a processing fee in connection with the change; and (iii) shall not be obligated to release Mortgagor from any liability hereunder or for the Obligations except to the extent required by law. Consent to any such transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other such transaction.

      12. The occurrence of any of the following events shall be deemed a "Default" under this Mortgage:

            (a) an "Event of Default" as defined in the Loan Agreement shall have occurred and be continuing or the Borrower shall otherwise fail to pay or perform any of the Obligations promptly when such payment or performance is due or within such grace period as may be applicable;

            (b) the Mortgagor shall otherwise fail to observe and perform the terms and conditions of this Mortgage and such failure continues unremedied for a period of thirty (30) days after notice to Mortgagor;

            (c) the Mortgagor shall abandon the Mortgaged Premises;

            (d) Any levy or execution upon, or judicial seizure of, any portion of the Mortgaged Premises;

            (e) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance other than as consented to by Bank against, any portion of the Mortgaged Premises, that is not removed or released within forty-five (45) days after its creation;

            (f) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Mortgaged

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      Premises, that is not dismissed within forty-five (45) days after its institution;

            (g) The existence of any encroachment upon the Mortgaged Premises that has occurred without the approval of Bank that is not removed or corrected within thirty (30) days after its creation; or

            (h) The demolition or destruction of, or any substantial damage to, any portion of the Mortgaged Premises that is not adequately covered by insurance.

      13. Upon the occurrence and continuance of a Default, all indebtedness secured hereby shall, at the option of the Bank, become immediately due and payable and this Mortgage may be foreclosed accordingly. Upon the occurrence and continuance of a Default, the Bank shall be entitled to the appointment of a receiver for the Mortgaged Premises to collect the rents and profits and to maintain the Mortgaged Premises without regard to the adequacy of any security for the Obligations or the solvency of Mortgagor or any other person or entity. The Bank shall have the option of proceeding as to both the Real Estate and the Personal Property in accordance with its rights and remedies in respect of the Real Estate, in which event the default provisions of the Uniform Commercial Code shall not apply. If the Bank elects to proceed with respect to the Personal Property separately from the Real Estate, the requirement of the Uniform Commercial Code as to reasonable notice of any proposed sale or disposition of the Personal Property shall be met if such notice is delivered or mailed to the Mortgagor at its address stated above at least five (5) days prior to such sale or disposition. In any action to foreclose this Mortgage, the Bank shall be entitled to recover, in addition to all reasonable attorney and related paraprofessional expenses incurred in connection therewith, all other reasonable costs and expenses associated with foreclosure including, without limitation, all expenses incurred for title searches, abstracts of title, title insurance, appraisals, surveys and environmental assessments reasonably deemed necessary by the Bank, all of which costs and expenses shall be additional amounts secured by this Mortgage. As used in the preceding sentence, the term "environmental assessments" means inspections and reports of environmental engineers or firms of environmental engineers or other appropriate experts, and associated samplings and testings of soil or groundwater, the purpose of which is to determine whether there is any Contamination associated with the Real Estate and if so, the extent thereof, and to estimate of the cost of Clean-up of any Contamination, and to determine whether there are any underground storage tanks or any asbestos in, on, or under the Real Estate and if so, whether there are any violations of Environmental Laws in connection therewith. As used in this paragraph, the terms "Contamination," "Clean-up" and "Environmental Laws" are used as defined in numbered Paragraph 10.

      14. All rights, powers and remedies granted Bank herein, or otherwise available to Bank, are for the sole benefit and protection of Bank, and Bank may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Bank is given two or more alternative courses of action, Bank may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Bank under the terms hereof

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and all amounts paid, suffered or incurred by Bank in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by this Mortgage, shall bear interest at a rate equal to the Prime Rate plus five and one half percent (5.5%) per annum until paid, and shall be due and payable by Mortgagor to Bank immediately without demand.

      15. In order to insure the payment of taxes and assessments that are now, or hereafter may be, a lien upon the Mortgaged Premises, and to insure the payment of all premiums on policies of insurance required herein, Mortgagor, if required by Bank after the occurrence of a Default, shall pay to Bank each month, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Mortgaged Premises and the premium or premiums that will become due and payable to maintain the insurance on the Mortgaged Premises, all as reasonably estimated by Bank (giving due consideration to the previous year's taxes, assessments and premiums) less all deposits therefore already made, divided by the number of months remaining before one month prior to the date when the taxes, assessments and premiums become delinquent. If amounts paid to Bank under the terms of this paragraph are insufficient to pay all taxes, assessments and premiums as they become due, Mortgagor shall pay to Bank upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Bank under the terms of this paragraph may be either held by Bank to pay the taxes, assessments and premiums before the same become delinquent or applied to the Obligation upon payment by Bank from its own funds of the taxes, assessments and premiums. To the extent provision is not made for payment pursuant to this paragraph, Mortgagor shall remain obligated to pay all taxes, assessments and premiums as they become due and payable. Deposits made under this paragraph may be commingled with Bank's general funds; Bank shall have no liability to Mortgagor for interest on any deposits.

      16. The Bank, at its option and on such terms as it may desire, may renew, compromise, accelerate, extend or otherwise change the time of payment or performance, or otherwise change the terms, of any part or all of the Obligations or release any obligated party or collateral, or any part of the Mortgaged Premises from the lien of this Mortgage without impairing the lien of this Mortgage except as to the portion of the Mortgaged Premises expressly released and without releasing the Mortgagor or any guarantors or sureties of or from any of the obligations. No delay by the Bank in the exercise of any of its rights under this Mortgage shall preclude the subsequent exercise thereof so long as any Default continues uncured, and no waiver by the Bank of any Default of the Mortgagor shall operate as a waiver of subsequent or other Defaults. The making of any payment by the Bank for any of the purposes herein permitted shall not constitute a waiver of any breach of the Mortgagor's covenant to perform such act. Notice by the Bank of its intention to exercise any right or option under this Mortgage is expressly waived by the Mortgagor, and any one or more of the Bank's rights or remedies under this Mortgage may be enforced successively or concurrently. Mortgagor waives and agrees not to assert: (i) any right to require Bank to proceed against Borrower or any guarantor, to proceed against or exhaust any other security for the Obligations, to pursue any other remedy available to Bank, or to pursue any remedy in any particular order or manner;
(ii) the benefits of any legal or equitable doctrine or principle of marshalling;

(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligations; (v) any benefit of, and any right to participate in, any other security now or hereafter held by Bank (vi) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, et seq., of the Arizona Revised Statutes; and (vii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Mortgagor shall have no right of subrogation and hereby waives any right to enforce any remedy which Bank now has, or may hereafter have, against Borrower. Time is of the essence of this Mortgage.

      17. All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. If Borrower is a corporation or partnership, it is not necessary for Bank to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Mortgagor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Bank from any and all obligations to communicate to Mortgagor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

      18. Bank shall have the right to inspect the Mortgaged Premises at all reasonable times.

      19. Notwithstanding anything to the contrary contained herein, Bank acknowledges that a prior mortgage has been recorded against the Mortgaged Premises (herein called the "Prior Mortgage"). The indebtedness and obligations secured by the Prior Mortgage are hereinafter called the "Prior Obligation." Mortgagor shall make all payments of principal and interest on the Prior Obligation as they become due. Without the prior written consent of Bank, Mortgagor shall not consent or agree to or request any increase in the amount of the Prior Obligation, any extension of time for the payment thereof, any reduction in any payment required thereon, or any postponement, modification or indulgence thereof, and shall not sign a renewal note or notes therefor.

      20. Should there occur any default in any payment or performance of the Prior Obligation, then Bank, without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation, may pay or perform the Prior Obligation in such manner and to such extent as it may deem necessary; Bank is hereby authorized to enter upon the Mortgaged Premises for such purposes. In addition, upon the occurrence of any Default and at any time while such Default is continuing, Bank, at any time and from time to time, may prepay the Prior Obligation in whole or in part together with all premiums, penalties or other payments required in connection with any such prepayment. The exercise of any right or authority herein granted shall not cure or waive any Default nor invalidate any act done hereunder because of any Default.

      21. The occurrence of a default in any of the terms, conditions or provisions of the Prior Mortgage shall constitute a Default hereunder that shall entitle Bank to immediately exercise its rights and remedies set forth herein for a Default.

      22. All obligations of the Mortgagor under this Mortgage shall extend to and be binding upon the successors and assigns of the Mortgagor, and shall inure to the benefit of the Bank and its successors and assigns.

      23. This Mortgage secures indebtedness incurred for a business purpose.

      24. The Obligations and the agreements of any person or entity to pay or perform the Obligations shall be governed by and construed according to the laws of the State of Arizona, provided, that this Mortgage shall be governed by and construed according to the substantive laws of the State of Massachusetts, notwithstanding the fact that Massachusetts conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply. Each term, condition and provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law but if any term, condition or provision of this Mortgage shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid term, condition or provision had not been contained herein. Any procedures provided herein for such remedies shall be modified by and replaced with, where inconsistent with or required by, any procedures or requirements of the laws of the State of Massachusetts.

      25. This Mortgage is upon the STATUTORY CONDITION for breach of which and for breach of any other condition herein, the Bank shall have the STATUTORY POWER OF SALE.

      Dated:  August 28, 1995.

                                       BOWMAR/ALI, INC., a Massachusetts
                                       corporation

                                       By: /s/ Thomas K. Lanin
                                       Name:   Thomas K. Lanin
                                       Title:  President

                                       By: /s/ Joe G. Warren, Jr.
                                       Name:   Joe G. Warren, Jr.
                                       Title:  Treasurer

STATE OF ARIZONA        )
                        ) ss:
County of Maricopa      )

      Before me, a Notary Public in and for the above County and State, personally appeared Thomas K. Lanin, the President, of BOWMAR/ALI, INC., a Massachusetts corporation, who as such officer acknowledged the execution of the foregoing Mortgage for and on behalf of the corporation.

      WITNESS my hand and Notarial seal this 31st day of August, 1995.

                                    Signature: /s/ Diane Lopez
                                    Printed: Diane Lopez
                                    Notary Public

My Commission Expires:   My Commission Expires Sept. 23, 1995

My County of Residence:  Maricopa

STATE OF ARIZONA        )
                        ) ss:
County of Maricopa      )

      Before me, a Notary Public in and for the above County and State, personally appeared Joe G. Warren, Jr., the Treasurer, of BOWMAR/ALI, INC., a Massachusetts corporation, who as such officer acknowledged the execution of the foregoing Mortgage for and on behalf of the corporation.

      WITNESS my hand and Notarial seal this 31st day of August, 1995.

                                    Signature: /s/ Diane Lopez
                                    Printed: Diane Lopez
                                    Notary Public

My Commission Expires:   My Commission Expires Sept. 23, 1995

My County of Residence:  Maricopa

THIS INSTRUMENT PREPARED BY:        ____________________________________________
                                    Attorney-at-law
                                    Streich Lang
                                    Renaissance One
                                    Two North Central Avenue
                                    Phoenix, Arizona  85004-2391
                                    Telephone: (602) 229-5200

                                    SCHEDULE

      All that real estate in Middlesex County, Massachusetts, described as follows: